UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

February 28, 2017

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 25, 2017, Genworth Financial, Inc. (“Genworth”) filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for a special meeting of Genworth’s stockholders to be held on March 7, 2017, where, among other things, stockholders will vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 21, 2016 (as it may be amended from time to time in accordance with its terms) by and among Genworth, Asia Pacific Global Capital Co., Ltd. (“Asia Pacific”) and Asia Pacific Global Capital USA Corporation, an indirect, wholly owned subsidiary of Asia Pacific. On February 24, 2017, Genworth filed a current report on a Form 8-K supplementing the Definitive Proxy Statement with certain amended and supplemental disclosures (“Supplement No. 1 to the Definitive Proxy Statement”). Genworth is electing to make further supplemental disclosures to the Definitive Proxy Statement as set forth below.

SUPPLEMENT NO. 2 TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement and Supplement No. 1 to the Definitive Proxy Statement which should be read in their entirety. Page references in the below disclosures are to the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement (as amended and supplemented by Supplement No. 1 to the Definitive Proxy Statement). Without admitting in any way that the disclosures below are material or otherwise required by law, Genworth makes the following amended and supplemental disclosures.

The section of the Definitive Proxy Statement entitled: “The Merger—Certain Genworth Unaudited Financial Projections” is amended and supplemented as follows:

The disclosure in first two full sentences on page 87 of the Definitive Proxy Statement is amended and restated as follows:

After each of these discussions, changes were made to a number of the assumptions used in the preparation of the September projections, including less conservative assumptions relating to future interest rates but also ratings downgrades and the related impact on US MI’s market share. Specifically, an estimated tax valuation allowance of $300 million and the potential increase in LTC insurance claim reserves that could be recorded in the third quarter were assumed, in the absence of an extraordinary transaction such as the merger, to result in a subsequent downgrading by S&P of Genworth Holdings; additionally, US MI’s S&P ratings were assumed to be downgraded by one or two notches, with a resulting negative impact on US MI’s market share, the assumed future interest rates were increased to reflect then-current interest rates and certain third-party estimates, and the assumed price per share to be received in the sale of Genworth Canada was decreased to reflect the reduction in Genworth Canada’s per share trading price after September 25, 2016.

The disclosure on page 87 of the Definitive Proxy Statement is amended and supplemented to add the following sentence after the third full sentence on such page:

The net effect of Genworth’s management’s revisions to the September projections and the assumptions underlying those projections, between September 25, 2016 and October 14, 2016, included, among other things, (i) an increase in the amount of Genworth Holdings’ debt that would remain outstanding over the projected period ending December 31, 2021, (ii) an increase in corporate and other expenses in each fiscal year ending December 31, 2016 through 2021 (due in part to higher debt levels during the projected period), (iii) an increase in consolidated non-GAAP operating earnings per share, and operating income, for each fiscal year ending December 31, 2017 and 2018 and (iv) a decrease in consolidated non-GAAP operating earnings per share, and operating income, for each fiscal year ending December 31, 2019, 2020 and 2021.

The disclosure in footnote 2 to the table appearing on page 89 of the Definitive Proxy Statement titled “Financial Metrics” under the section titled “Summary of Genworth’s Management Base Forecast” thereof (and restated in its entirety, without modification, in Supplement No. 1 to the Definitive Proxy Statement) is amended and restated as follows:

(2)	MI Dividends reflects the projected dividends for each of Genworth Australia, US MI, and in the case of fiscal 2016 only, Genworth Canada, in the aggregate. The Base Forecast assumes there will be no dividends from U.S. Life to Genworth Holdings during the forecast period. The projected dividends for 2017E include $84 million from Genworth Australia, and $340 million from US MI, $300 million of which are proceeds from an assumed debt issuance by US MI. Genworth Australia is a public company and does not publicly disclose multi-year guidance concerning its financial projections, including projected dividends.

The disclosure in Supplement No. 1 of the Definitive Proxy Statement, which amended and restated the section of the Definitive Proxy Statement entitled: “Summary—Litigation Related to the Merger (see page 102)” on page 13 of the Definitive Proxy Statement is amended and supplemented by adding the following two sentences after the last sentence of the second paragraph thereof:

On February 26, 2017, defendants filed an opposition to the preliminary injunction motion in the Rosenfeld Family Trust action. On February 27, 2017, the parties in the Rosenfeld Family Trust action reached an agreement in principle to resolve the pending preliminary injunction motion in the Rosenfeld Family Trust action through additional disclosure prior to the March 7, 2017 stockholder vote on the merger, and the plaintiff in the Rosenfeld Family Trust action withdrew its preliminary injunction motion in consideration of the agreed disclosures to be filed in this Form 8-K by February 28, 2017.

The disclosure in Supplement No. 1 to the Definitive Proxy Statement, which amended and restated the section of the Definitive Proxy Statement entitled: “The Merger—Litigation Related to the Merger” on page 102 is amended and supplemented by adding the following two sentences after the last sentence of the second paragraph thereof:

Litigation Related to the Merger

On February 26, 2017, defendants filed an opposition to the preliminary injunction motion in the Rosenfeld Family Trust action. On February 27, 2017, the parties in the Rosenfeld Family Trust action reached an agreement in principle to resolve the pending preliminary injunction motion in the Rosenfeld Family Trust action through additional disclosure prior to the March 7, 2017 stockholder vote on the merger, and the plaintiff in the Rosenfeld Family Trust action withdrew its preliminary injunction motion in consideration of the agreed disclosures to be filed in this Form 8-K by February 28, 2017.

Important Information About the Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction. On January 25, 2017, Genworth filed the Definitive Proxy Statement with the SEC in connection with the solicitation of proxies for a special meeting to be held on March 7, 2017. The Definitive Proxy Statement and a proxy card have been mailed to each stockholder of Genworth entitled to vote at the meeting. Genworth stockholders are urged to read the Definitive Proxy Statement (including Supplement No. 1 to the Definitive Proxy Statement and any and all other amendments and supplements to the Definitive Proxy Statement) and all other relevant documents which Genworth will file with the SEC when they become available, because they will contain important information about the proposed transaction and related matters. Stockholders will also be able to obtain copies of the Definitive Proxy Statement, without charge, when available, at the SEC’s website at www.sec.gov or by contacting the investor relations department of Genworth at the following:

investorinfo@genworth.com

Participants in the Solicitation

Genworth and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Genworth’s stockholders in connection with the proposed transaction. Genworth’s stockholders may obtain, without charge, more detailed information regarding such interested participants in the Definitive Proxy Statement, Genworth’s Annual Report on Form 10-K filed with the SEC on February 27, 2017, any Statements of Changes in Beneficial Ownership on Form 4 of such participants, filed with the SEC, and certain other documents to be filed with the SEC in connection with the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain stockholder and regulatory approvals, or the possibility that they may delay the transaction or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; (iii) the risk that a condition to closing of the transaction may not be satisfied; (iv) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (v) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (vi) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (vii) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (viii) continued availability of capital and financing to Genworth before the consummation of the transaction; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) changes in applicable laws or regulations; (xi) Genworth’s ability to recognize the anticipated benefits of the transaction; (xii) the amount of the costs, fees, expenses and other charges related to the transaction; (xiii) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xiv) the impact of changes in interest rates and political instability; and (xv) other risks and uncertainties described in the Proxy Statement and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2017. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2017	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel

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